                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          AMERICAN BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            AMERICAN BANCSHARES, INC.
                              4702 CORTEZ ROAD WEST
                            BRADENTON, FLORIDA 34210





                                                               March 26, 1997


Dear Shareholder:


         On behalf of the Board of Directors, we cordially invite you to attend the 1997 Annual Meeting of Shareholders of American Bancshares, Inc. (the "Company") which will be held at the Oakmont Theatres located at 4801 Cortez Road West, Bradenton, Florida 34210, on April 30, 1997, at 10:00 a.m., local time.

         At the Annual Meeting, shareholders will be asked (i) to elect twelve
(12) directors as members of the Board of Directors of the Company, (ii) to approve and adopt the Company's Nonqualified Share Option Plan for Non-Employee Directors, dated March 18, 1997, (iii) to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for 1997, and (iv) to transact such other business which is properly brought up at the Annual Meeting or any adjournment thereof. On the following pages you will find the Notice of the Annual Meeting of Shareholders and the Proxy Statement giving information concerning matters to be acted upon at the meeting. Of course, we will be present at the Annual Meeting to answer any questions you might have.

         YOUR VOTE IS IMPORTANT! The Company's management team would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy card which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

         We sincerely hope you will be able to attend the Annual Meeting and look forward to seeing you at the 1997 Annual Meeting of Shareholders.

                                           Very truly yours,



                                           GERALD L. ANTHONY
                                           President and Chief Executive Officer

                          AMERICAN BANCSHARES, INC.
                            4702 CORTEZ ROAD WEST
                          BRADENTON, FLORIDA  34210


                        ----------------------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON APRIL 30, 1997

                        ----------------------------


TO THE SHAREHOLDERS OF AMERICAN BANCSHARES, INC.:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of the Shareholders of American Bancshares, Inc., a Florida corporation (the "Company"), will be held at the Oakmont Theatres located at 4801 Cortez Road West, Bradenton, Florida 34210 on April 30, 1997, at 10:00 a.m., local time, to act on the following matters:

                  1. To elect twelve (12) directors as members of the Board of Directors of the Company to serve until the 1998 Annual Meeting of Shareholders and until their respective successors shall be duly elected and qualified;

                  2. To consider and vote upon a proposal to approve the Company's Nonqualified Share Option Plan for Non-Employee Directors, dated March 18, 1997, in the form attached as Exhibit A to the Proxy Statement;

                  3. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for 1997; and

                  4. To transact such other business as may properly come before the meeting or adjournment thereof.

         Only shareholders of record at 5:00 p.m., Eastern Standard Time, on March 24, 1997, are entitled to receive notice of, and to vote at, the Annual Meeting. Each shareholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and to return it without delay in the enclosed postage-paid envelope. Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.

                                              By Order of the Board of Directors


                                                        Brian M. Watterson
                                                             Secretary
Bradenton, Florida
March 26, 1997

                          AMERICAN BANCSHARES, INC.
                            4702 CORTEZ ROAD WEST
                          BRADENTON, FLORIDA  34210

                 -------------------------------------------

                               PROXY STATEMENT

                     1997 ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD APRIL 30, 1997

                 -------------------------------------------

                             GENERAL INFORMATION

         This Proxy Statement is being furnished to the holders ("Shareholders") of the common shares, par value $1.175 per share ("Common Shares"), of American Bancshares, Inc., a Florida corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies for use at the 1997 Annual Meeting of Shareholders to be held on April 30, 1997, at 10:00 a.m. (the "Annual Meeting"), and at any adjournment thereof. The Annual Meeting will be held at the Oakmont Theatres, 4801 Cortez Road West, Bradenton, Florida 34210.

         At the Annual Meeting, Shareholders will be asked to consider and vote on the election of twelve (12) directors as members of the Board of Directors of the Company, to consider and vote on a proposal to approve the adoption of the Company's Nonqualified Share Option Plan for Non-Employee Directors, dated March 18, 1997 (the "1997 Plan"), and to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's auditors for 1997. All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated on such proxies, if any. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR the election of the Board of Directors' nominees for directors, FOR approval and adoption of the new 1997 Plan, and FOR the ratification of Coopers & Lybrand L.L.P. as its auditors.

         The Board of Directors has fixed 5:00 p.m., Eastern Standard Time, on March 24, 1997, as the record date (the "Record Date") for the determination of the Shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On March 24, 1997, there were approximately 4,070,458 issued and outstanding Common Shares of the Company, constituting the only class of stock outstanding. The presence of a majority of the outstanding Common Shares as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

         Any Shareholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a subsequently dated proxy, by delivering a subsequently dated written notice of revocation to the Company which is received at or before the Annual Meeting, or by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive offices, located at the address set forth above.

         This Proxy Statement and the enclosed form of proxy are first being sent to Shareholders, together with the Notice of Annual Meeting, on or about March 26, 1997.

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, ("1996 Annual Report"), including financial statements, accompanies this Proxy Statement, but is not part of the proxy solicitation materials. SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WITH THESE MATERIALS. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.


                              VOTING SECURITIES

         Generally, each Common Share outstanding on the Record Date entitles the record holder thereof to cast one vote with respect to each matter to be voted upon. Under the Florida Business Corporation Act, directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, a vote against a director and votes withheld from a nominee or nominees generally will not affect the outcome of the election and will be excluded entirely from the vote.

         In order to take action on a matter submitted to Shareholders at a meeting where a quorum is present (other than the election of directors), the votes cast in favor of the action must exceed the votes cast opposing the action, unless the Articles of Incorporation or state law requests a greater number of votes. Therefore, abstentions and broker non-votes have no effect under Florida law.

         All abstentions with respect to any proposal coming before the Annual Meeting (other than the election of directors) will be counted as present for purposes of determining the existence of a quorum; but since it is neither a vote cast in favor of nor a vote cast opposing a proposed action, abstentions typically will have no impact on the outcome of the vote and will not be counted as a vote cast on any routine matter.

         In the event of a broker non-vote with respect to any matter coming before the meeting, the proxy will be counted as present for determining the presence of a quorum but will not be counted as a vote cast on any matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

                                 PROPOSAL I
                            ELECTION OF DIRECTORS

         In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors to be elected at the Annual Meeting at twelve
(12). The Company currently has thirteen Directors, each of whose term of office will expire at the Annual Meeting. The Board of Directors has nominated twelve persons, all of whom are currently directors, to stand for election at the Annual Meeting. Each nominee has agreed to seek re-election as directors of the Company to hold office until the 1998 Annual Meeting of Shareholders and their successors have been duly elected and qualified.

         It is intended that the proxies received from Shareholders, unless contrary instructions are given therein, will be voted FOR the election of the nominees named below, each of whom has consented to being named herein and have indicated their intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or prove unable to serve if so elected.

Nominees for Director

         Each person listed as a nominee below has served as a director of the Company since its inception in 1995. The board of directors of the Company's sole subsidiary, the American Bank of Bradenton (the "Bank"), is identical to that of the Company. The age of each nominee, his positions and offices with the Company and the Bank, his term of office as a director, his business experience during the past five years or more, and additional biographical data is set forth below. Information with respect to the nominees is as of March 26, 1997, except as otherwise stated.

                                                                                                         DIRECTOR
Name of Nominee                       Age             Position with Company                              SINCE(1)
---------------                       ---             ---------------------                              --------
J. Gary Russ.........................  47       Chairman of the Board, Member of Executive                  1989
                                                 Committee
Gerald L. Anthony....................  53       President, Chief Executive Officer and Director,            1989
                                                 Member of Executive Committee
Samuel S. Aidlin.....................  83       Director, Member of Audit Committee                         1989
Ronald L. Larson.....................  53       Director, Member of Executive Committee                     1989
Timothy I. Miller....................  57       Director, Member of Audit and Executive Committee           1989
Dan E. Molter........................  45       Director, Member of Audit and Executive Committee           1992
Kirk D. Moudy........................  45       Director                                                    1994
Lindell W. Orr.......................  53       Director, Member of Audit Committee                         1995
Lynn B. Powell, III..................  60       Director, Member of Audit Committee                         1989
Walter L. Presha.....................  51       Director, Member of Executive Committee                     1989
R. Jay Taylor........................  41       Director, Member of Audit Committee                         1995
Edward D. Wyke.......................  76       Director                                                    1989

-----------------
(1) Since the Company became the bank holding company for the Bank effective December 1, 1995, years of service prior to 1995 are for the Bank only. Years of service for 1995 and following are for the Bank and the Company.

         All directors of the Company hold office until the earlier of the next annual meeting of shareholders and until their successors have been duly elected and qualified, or their death, resignation, or removal.

         Set forth below is a description of the business experience during the past five years or more, and other biographical information, for the nominees seeking election to the Board of Directors:

         J. GARY RUSS has been Chairman of the Board of Directors of the Company and the Bank since 1995, and have been a director of the Bank since 1989. Mr. Russ is the principal owner of Russ Citrus Groves, Ltd. and a 50% partner of Edwards-Russ Groves.

         GERALD L. ANTHONY has been President, Chief Executive Officer, and a director of the Company since its inception in 1995, and has also served in these three capacities for the Bank since 1989.

         SAMUEL S. AIDLIN has served as a director of the Company since 1995, and as a director of the Bank since 1989. Mr. Aidlin was the Chairman of the Board and Chief Executive Officer of Aidlin Automation Corporation and Automated Recycling, Inc. from 1945 until its sale in 1997.

         RONALD L. LARSON has been a director of the Company since 1995, and a director of the Bank since 1989. He currently serves as the President and owner of Ron Larson & Associates, Inc., a consulting engineer company which was organized in early 1997. From 1994 to 1997, Mr. Larson was the Senior Project Manager at Larson Engineering, a division of Kimley Horn & Associates, Inc. Prior to 1994, Mr. Larson was the President and owner of Larson Engineering.

         TIMOTHY I. MILLER has been a director of the Company since 1995, and a director of the Bank since 1989. Mr. Miller is the President of Miller Insulation & Acoustics, Inc.

         DAN E. MOLTER has been a director of the Company since 1995, and a director of the Bank since 1992. Mr. Molter has been the President and Chief Executive Officer of Molter Termite & Pest Control since 1976 and since 1994 he also has served as President and Chief Executive Officer of Extend-O Drain Inc., as product manufacturer.

         KIRK D. MOUDY has been a director of the Company since 1995, and a director of the Bank since 1994. Mr. Moudy has been the President and Chief Executive Officer of General Mortgage Corporation of America, a mortgage banker, since 1985.

         LINDELL W. ORR has been a director of the Company and the Bank since 1995. Mr. Orr has been the President and Chief Executive Officer of Columbia Blake Medical Center since 1995. From 1993 to 1995 he was the Chief Executive Officer of the Columbia Ed White Hospital and from 1988 to 1993 Mr. Orr was the District Vice President for Hospital Corporation of America responsible for the management of 14 hospitals located in Florida, Georgia, and South Carolina.

         LYNN B. POWELL, III has been a director of the Company since 1995, and a director of the Bank since 1989. Mr. Powell has been the owner of Powell Motor Company since 1992. Prior to 1992, Mr. Powell was the owner of Cortez Motors.

         WALTER L. PRESHA has been a director of the Company since 1995, and a director of the Bank since 1989. Mr. Presha is the Executive Director for Manatee County Rural Health Services.

         R. JAY TAYLOR has been a director of the Company and the Bank since 1995. Mr. Taylor is the President of Taylor & Fulton Packing Company.

         EDWARD D. WYKE has been a director of the Company since 1995 and a director of the Bank since 1989. Mr. Wyke is a retired architect.

         There is no family relationship between any of the Company's directors, nominees to serve as director, or executive officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as director.

DIRECTOR MEETINGS AND COMMITTEES

         During 1996, the Board of Directors of the Company held a total of three regular meetings. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the committees on which the director served. The committees of the Board of Directors consist of a standing Audit Committee, and an Executive Committee which acts as a nominating committee and compensation committee.

         The Audit Committee of the Board of Directors met four times during 1996. The Audit Committee is responsible for recommending to the Board of Directors the engagement or discharge of the independent public accountants, meeting with the independent public accountants to review the plans and results of the audit engagement, reviews the activities of the subsidiary Bank's examining committees, maintaining direct reporting responsibility and regular communication with the Company's internal audit staff, reviewing the scope and results of the internal audit procedures of the Company and its subsidiary, approving the services to be performed by the independent public accountants, considering the range of the audit and non-audit fees, reviewing the adequacy of the Company's system of internal accounting. The Audit Committee is comprised of Timothy I. Miller, Samuel S. Aidlin, Dan E. Molter, Lindell W. Orr, Lynn B. Powell, and R. Jay Taylor.

         The Executive Committee of the Board of Directors met 12 times in 1996. The Executive Committee, which also serves as the nominating committee and compensation committee, makes recommendations to the Board of Directors with respect to the Company's compensation policies and the compensation of executive officers. The Executive Committee is comprised of J. Gary Russ, Gerald L. Anthony, Ronald L. Larson, Timothy I. Miller, Dan E. Molter, Walter L. Presha, and John A. Weichel, Sr. (who has resigned effective April 30, 1997).

COMPENSATION OF DIRECTORS

         Directors of the Company also are directors of the Bank, and receive $600 per month for their services to the Company and the Bank regardless of the number of regular or special Board meetings they attend and an additional $100 for each committee meeting that they attend. The Chairman of the Board of the Company also is the Chairman of the Board for the Bank, and receives $1500 per month for services rendered to the Company and the Bank.

         In May 1996, the Board of Directors of the Company adopted the "American Bancshares, Inc. Directors' Non-qualified Stock Option Plan of 1996" (the "1996 Directors' Plan"). No options were granted under the 1996 Directors' Plan and on March 18, 1997, the Company terminated the plan.


                 THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR
                       THE ELECTION OF ALL 12 NOMINEES.

                                 PROPOSAL II
                      APPROVAL OF THE 1997 NONQUALIFIED
                            SHARE OPTION PLAN FOR
                            NON-EMPLOYEE DIRECTORS


         The Board of Directors has adopted, subject to the approval of the Shareholders, the Nonqualified Share Option Plan for Non-Employee Directors dated March 18, 1997 (the "1997 Plan"). The Board of Directors believes that the granting of such share options will assist the Company in its efforts to attract and retain highly qualified persons to serve as directors and to encourage them to exert their best efforts on behalf of the Company. Accordingly, the Board recommends that the Shareholders vote FOR approval of the 1997 Plan, and the proxies will be so voted unless a Shareholder specifies otherwise. In order to approve and adopt the 1997 Plan, the votes cast in favor of the 1997 must exceed the votes cast opposing adoption of the 1997 Plan at a meeting where a quorum is present. The following summary description of the 1997 Plan is qualified in its entirety by reference to the text of the 1997 Plan which is set forth as Exhibit A to this Proxy Statement.

THE 1997 PLAN

         Purpose. The purpose of the 1997 Plan is to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable independent directors of the Company for the benefit of the Company and its Shareholders and to provide additional incentives for such independent directors to continue to work for the best interests of the Company and its Shareholders through continuing ownership of its Common Shares.

         Shares Available for Options. Subject to adjustments upon certain changes in the Company's capitalization as set forth in Section 9 of the Plan, an aggregate of up to 75,000 Common Shares may be issued upon exercise of options granted under the 1997 Plan. The Common Shares to be issued upon exercise of options may include authorized but unissued shares and shares previously reserved for issuance upon exercise of options which have expired or terminated. Shares subject to an option that ceases to be exercisable for any reason are available for subsequent option grants.

         Administration of the Plan. The 1997 Plan shall be administered by the Board of Directors of the Company. The Board shall, subject to the provisions of the 1997 Plan, grant options under the 1997 Plan and shall have the power to construe the 1997 Plan, to determine all questions as to eligibility, and to adopt and amend such rules and regulations for the administration of the 1997 Plan as it may deem desirable. The terms of each option to be granted under the 1997 Plan shall be as determined from time to time by the Board of Directors and shall be set forth in a Share Option Agreement in the form attached as an exhibit to the 1997 Plan and approved by the Board of Directors. Neither the dollar value nor the number of options that may be granted to any Director are presently ascertainable. Such determination shall be made by the Board after the 1997 Plan becomes effective.

         Eligibility. Options will be granted only to Directors of the Company or of a subsidiary who are not otherwise employees of the Company or any subsidiary. Initially, 11 persons will be eligible to receive Options under the 1997 Plan.

         Option Prices. The price at which any shares may be purchased pursuant to the exercise of an option shall not be less than the fair market value of the shares on the date of grant, but in no event shall the price be less than the par value of the shares. Fair market value for purposes of the 1997 Plan is the closing sales price of the Common Shares as reported by the National Association of Securities Dealers Automated Quotation System National Market on the date of grant. The closing price of the Common Shares on March 20, 1997 was $9.125.

         Option Term. Each option granted under the 1997 Plan are immediately exercisable on the date of grant and terminate at the earliest of: (i) ten (10) years of after the date of grant, (ii) immediately after termination as a Director with cause, or (iii) such earlier date as determined by the Board in its discretion ("Option Exercise Period").

         Payment of the Exercise Price. Payment of the exercise price ("Exercise Price"), together with the amount of any tax or excise due in respect of the sale of the Common Shares subject to an option, must be made in full upon exercise of an option in whole or in part in cash, by delivery of Common Shares, or any combination of cash and Common Shares as the Board of Directors may determine. As a condition to the exercise of options, the Company may require the option holder to pay the Company the amount of any taxes which the Company may be required to withhold. The Company will not issue a certificate for Common Shares until full payment for such shares has been made and until all legal requirements applicable to the issuance and transfer of such shares have been satisfied. An option holder has none of the rights of a shareholder until shares are issued to him or her.

         Transfer Restrictions. An option is exercisable only by the option holder during his or her lifetime, and no option or right or interest in an option is assignable or transferable by the holder except by will or the laws of decent and distribution.

         Change in Common Shares. If the Company is a party to any merger or consolidation, purchase, or acquisition of property or stock, or any separation, reorganization or liquidation, the Board of Directors has the power to make arrangements for the substitution of new options for, or the assumption by another corporation of, any unexpired options.

         If by reason of a recapitalization, reclassification, stock split, combination of shares, or dividend payable in Common Shares, the outstanding Common Shares are increased or decreased or changed into a different number or kind of shares or other securities of the Company, the Board of Directors will conclusively determine the appropriate adjustment in the Exercise Price of outstanding options and in the number and kind of shares as to which outstanding options will be exercisable.

         In the event of any of the foregoing transactions, the total number of Common Shares for which options may be granted will be appropriately adjusted by the Board of Directors.

         Indemnity. The Board of Directors shall not be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities under the 1997 Plan. The Company has agreed to indemnify the members of the Board of Directors, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction, or determination to the fullest extent permitted by law.

         Amendment, Modification, or Termination of the 1997 Plan. The Board of Directors may at any time amend, modify, suspend, or terminate the 1997 Plan (as provided by Section 10 of the Plan). Except in connection with certain capital adjustments described under "Change in Common Shares" above (Section 9 of the Plan), the Board of Directors may not amend the Plan to increase the number of shares subject to the Plan without Shareholder approval. No amendment, modification, suspension, or termination of the 1997 Plan, except as described herein, may affect the rights of an option holder without his or her consent.

         Term of the 1997 Plan. Unless sooner terminated under Section 10 of the 1997 Plan, it will terminate on the tenth anniversary from the date of its adoption by the Board, and no options may be granted under the 1997 Plan after such date. Termination will not affect the validity of options granted prior to the date of termination.

FEDERAL TAX CONSEQUENCES

         The 1997 Plan does not qualify as an incentive stock option plan within the meaning of Section 422 of the Internal Revenue Code (the "Code").

         An option holder under the 1997 Plan generally will not be taxed upon the grant of an option, but rather at the time of exercise of the option. Ordinarily, an option holder will recognize ordinary income at the time an option is exercise in an amount equal to the excess of the fair market value (upon exercise) of the Common Shares purchased over the Exercise Price.

         The Company generally will be entitled to a federal income at deduction at the same time as, and in the same amount that, the option holder recognizes ordinary income provided that the Company satisfies its withholding obligations.

         When an option holder disposes of the Common Shares received upon exercise of an option, he or she will recognize capital gain or loss in an amount equal to the difference between the sales price and the fair market value on the date on which the option holder recognized ordinary income as a result of the exercise of the option.

         An option holder who pays the Exercise Price, in whole or in part, by delivering Common Shares already owned by him or her will recognize no gain or loss for federal income tax purposes on the shares surrendered, the basis of the shares received will be equal to the basis of the shares surrendered. The basis for additional shares received upon exercise will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on that date.

         The 1997 Plan is not qualified under Section 401 of the Code and is not subject to the provision of the Employee Retirement Income Security Act of 1974, as amended.

SECTION 16

         It is intended that the grant and exercise of the option will be exempt under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").
Section 16(b) generally provides, among other things, that a director who purchases and sells the stock of a corporation of which he or she is a director within a six (6) month period is liable to the corporation for the difference between the purchase price and the sales price. Rule 16b-3 under the Exchange Act provides that the acquisition of a stock option, or its subsequent exercise, by a director of a corporation which grant has been approved by either the shareholders or the full board of directors of the corporation is not subject to
Section 16(b).

INTEREST OF NOMINEES FOR THE 1997 PLAN.

         Except for Mr. Anthony who is an officer of the Company, each of the nominees for election to the Board of Directors at the Annual Meeting will be eligible to receive options to purchase the Company's Common Shares under the 1997 Plan upon his election at the Annual Meeting.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1997 PLAN.

                         ----------------------------


                                 PROPOSAL III
                   APPROVAL AND RATIFICATION OF APPOINTMENT
                      OF INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors has selected the firm of Coopers & Lybrand L.L.P., independent public accountants, to be the Company's auditors for the fiscal year ended December 31, 1997 and recommends that Shareholders vote to ratify that appointment. Although submission of this matter to Shareholders is not required by law, in the event of a negative vote, the Board of Directors will reconsider its selection. Ratification of the appointment will require that the votes cast in favor of ratification exceed those votes cast opposing ratification at a meeting where a quorum is present. Coopers & Lybrand L.L.P. is expected to have a representative at the Annual Meeting who will be available to respond to appropriate questions from Shareholders attending the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                         ----------------------------


                              EXECUTIVE OFFICERS

         The executive officers of the Company and the Bank, their ages, and positions with the Company and the Bank are set forth below:

     Name                                                Age        POSITION WITH COMPANY AND/OR BANK
     ----                                                ---        ---------------------------------
     Gerald L. Anthony...............................    53        President and Chief Executive Officer (1)
     Philip W. Coon..................................    43        Senior Vice President, Mortgage Banking
                                                                   Division of Bank
     Andrea M. Franco................................    48        Vice President, Credit Cards and Marketing
     Stuart M. Gregory...............................    38        Senior Vice President, Retail Residential
                                                                   Lending for Bank
     Michael R. Lewis................................    49        Vice President, Consumer Lending for Bank
     David R. Mady...................................    35        Vice President, Secondary Market Manager for
                                                                   Bank
     John S. Nash....................................    37        Senior Vice President, Senior Commercial
                                                                   Lending Officer for Bank
     Brian M. Watterson..............................    39        Chief Financial Officer, Secretary, and Chief
                                                                   Operations Officer(1)

---------------
(1) Each of these individuals serve both the Company and the Bank in the same capacities as indicated above.

         Officers are elected annually by the respective Boards of Directors of the Company and the Bank to hold office until the earlier of their death, resignation, or removal.

         Set forth below is a description of the business experience during the past five years or more and other biographical information for the executive officers identified above who are not nominees seeking election as a director of the Company.

         PHILIP W. COON has been the Senior Vice President, Mortgage Banking Division of the Bank since the start-up of the Bank's mortgage banking operations in 1994. Mr. Coon has engaged in mortgage banking activities for the past 17 years. He was employed as Director of Residential Lending with Key Florida Bank, Bradenton from 1991 to 1994, as Regional Manager with Southeast Mortgage Company, Tampa from 1985 to 1991, as a Branch Manager with Collateral Mortgage Company from 1984 to 1985, and as a Loan Officer with Cameron-Brown Company in Charlotte, North Carolina and Tampa, Florida from 1979 to 1984.

         ANDREA M. FRANCO has been the Vice President, Credit Cards and Marketing of the Bank since 1994. Previously, Ms. Franco was the District Manager of Financial Alliance, an independent sales organization for credit card sales, from 1992 to 1994; Vice President of Credit Card operations for First Florida Banks from 1982 to 1992; credit card sales for Telecredit, a credit card processing company, from 1978 to 1982; and credit card processing for First National Bank of Ft. Myers, Florida from 1972 to 1978.

         STUART M. GREGORY has been the Senior Vice President, Residential Real Estate since January 1997. Previously, Mr. Gregory was the founder and President of DesChamps & Gregory Mortgage Company, Inc. ("DesChamps"), a Bradenton based mortgage brokerage company originating residential mortgage loans, from 1991 until its acquisition by the Bank in 1997. Prior to forming DesChamps, Mr. Gregory served for eleven years as a Senior Account Executive for Republic Mortgage Insurance Company and General Electric Capital Corporation in the State of Florida. Both companies specialize in high loan to value risk insurance for residential mortgage loans. Mr. Gregory is a graduate of Florida Southern College with a bachelor of science degree in Sports Administration.

         MICHAEL R. LEWIS has been the Vice President, Consumer Lending of the Bank since 1993. Previously, Mr. Lewis has worked as Vice President, Consumer Lending, at Barnett Bank, Tallahassee (1969-75), as Vice President, Consumer Lending at Southeast Bank, Bradenton (1975-80), as Business Manager for Sands Toyota, Bradenton (1980-83), as a Consumer Lending Officer as Island Bank, Bradenton (1983-84), and a Director of Indirect Consumer Lending at Barnett Bank, Bradenton (1985-93). Mr. Lewis attended Florida State University and is a graduate of the University of Oklahoma Banking School.

         DAVID R. MADY has been the Vice President, Secondary Market Manager of the Bank since the start-up of the Bank's mortgage banking operations in 1994. Previously, Mr. Mady served as the Secondary Market Manager for Key Florida Bank, F.S.B., from 1991 to 1994. From 1990 to 1991, he was employed by First Union Bank of Florida in charge of their residential lending operations for Hillsborough County, Florida, and from 1984 to 1989, Mr. Mady served as a loan officer for Southeast Mortgage. Mr. Mady is a graduate of the University of Connecticut with a bachelor of science degree in finance.

         JOHN S. NASH has been the Senior Vice President, Senior Commercial Lending Officer of the Bank since 1989. Prior to joining the Bank, from 1982 to 1989, Mr. Nash worked with Barnett Bank in Bradenton as a consumer lending officer, corporate lending officer and finally as Branch Manager/Commercial Officer in the downtown office of Barnett Bank in Bradenton. He holds a bachelor of science degree in business administration, conferred by the University of Florida in 1981.

         BRIAN M. WATTERSON has been a Vice President and the Chief Operations Officer of the Company and the Bank since January 15, 1996, and in February 1997 Mr. Watterson took over the responsibilities of the Chief Financial Officer of the Company and the Bank. Previously, Mr. Watterson served as a Senior Vice President and Chief Financial Officer at SouthTrust Bank, Sarasota, Florida from August 1995 to December 1995. Senior Vice President and Chief Financial Officer at Key Florida Bank, F.S.B., Bradenton, Florida from September 1992 to July 1995; insurance agent for Nationwide Insurance and Metropolitan Insurance Company, Bradenton from September 1990 to February 1992; Vice President, Chief Financial Officer, and Cashier at Southtrust Bank, Sarasota, Florida from February 1992 to August 1992; and as Assistant Controller at Barnett Bank of Manatee County, N.A. from July 1979 to May 1990. Mr. Watterson graduated in 1981 from the University of South Florida with a degree in Business Administration. He also graduated form the Florida School of Banking at the University of Florida, Gainesville, Florida in 1985 and from the B.A.I. School for Banking Administration at the University of Wisconsin, Madison, Wisconsin in 1989.


                      COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth the cash and non-cash compensation paid to or accrued for the past three fiscal years for the Company's Chief Executive Officer, and all other executive officers whose total compensation exceeded $100,000 for fiscal year 1996.


                          SUMMARY COMPENSATION TABLE

                                                               ANNUAL COMPENSATION
             NAME AND                                          -------------------                  ALL OTHER
       PRINCIPAL OCCUPATION           YEAR              SALARY ($)             BONUS ($)       COMPENSATION ($) (1)
       --------------------           ----              ----------             ---------       --------------------
Gerald L. Anthony                     1996               $135,000                    0             $ 6,600
  President and Chief                 1995                 98,333              $ 8,000                 600
  Executive Officer                   1994                 95,000                    0               3,000

Philip W. Coon                        1996               $ 85,228              $40,226(1)                0
  Senior Vice President               1995                 72,950               17,378(1)           66,500(2)
  Mortgage Banking Division           1994(3)              49,281                    0                   0

David R. Mady                         1996               $ 66,770              $40,266(1)                0
  Vice President Secondary            1995                 54,662               17,378(1)           66,500(2)
  Market Manager                      1994(3)              35,135                    0                   0


-----------
(1) Commission paid based on aggregate principal balance of wholesale residential mortgage loans originated by Mortgage Banking Division and sold in the Secondary Mortgage Market.

(2) Amounts represent settlements made to Mr. Coon and Mr. Mady in 1995 for the release of their employment contracts entered into during May of 1994. See "Employment Contracts."

(3) Mr. Coon and Mr. Mady were employed in May of 1994, therefore, the amount represents compensation paid for a partial year.

SHARE OPTIONS GRANTS

         As of December 31, 1996, the Company did not have any long term incentive plans nor had it awarded any restricted share or granted any share options. In addition, no share options or share appreciation rights have been granted to, or are held by, any executive officers of the Company.

EMPLOYMENT AGREEMENTS

         The Company, believing that the continued services and contributions of certain key executives is critical to the Company's prospects and in the best interest of its Shareholders, has caused the Bank to enter into employment agreements with such executives under the terms and conditions set forth below.

         The Bank has entered into an employment agreement with Mr. Gerald L. Anthony, President and Chief Executive Officer of the Company and the Bank, which commenced on December 1, 1995. The agreement is for a period of three years, at the end of which, the agreement is automatically renewed on an annual basis. The agreement provides, among other things, for an initial annual base salary of $135,000, which salary is subject to annual increases and the payment of performance bonuses if the Bank achieves certain target goals with respect to projected yearly returns on assets. Under the agreement, Mr. Anthony is provided an automobile, and also is eligible to receive any other benefits provided to the Bank's executive employees.

         The agreement further provides that if Mr. Anthony's employment is terminated within 120 days after a "change of control" (as that term is defined therein) for other than "just cause" (as that term is defined therein), Mr. Anthony shall be entitled to an amount equal to his then existing annual compensation, as well as his salary through the last day of the month of termination. In the event that Mr. Anthony is not terminated within 120 days after the "change of control", but Mr. Anthony or the Board of Directors however, opposes the "change of control" within 120 days after its occurrence, and Mr. Anthony ends his employment within that time period, Mr. Anthony is entitled to receive an amount equal to his then existing annual salary.

         The Bank also entered into employment agreements with Mr. John S. Nash and Mr. Michael Lewis, which commenced January 1, 1996. Each agreement is for a three year term, with automatic annual renewals thereafter. The annual base salaries for Messrs. Nash and Lewis, as provided under their respective agreements, are $78,000 and $67,000, respectively. These base salaries are subject to merit-based increases, which are determined by the President and Chief Executive Officer, as well as increases based on the amount of any annual increase in the Consumer Price Index. These officers may also earn a performance bonus based upon achievement of quantified goals related to the Bank's profitability. Messrs. Nash and Lewis also are eligible to receive any other benefits provided to the Bank's executive employees.

         Each agreement provides that the employee will be entitled to twelve months salary as severance pay should the employee be involuntarily terminated within 90 days prior to or after a "change of control", (as that term is defined therein).

         The Board of Directors of the Bank entered into an employment agreements with Mr. Philip W. Coon and Mr. David Mady, of the Mortgage Banking Division, effective June 30, 1995. Each contract is for a four year term, with automatic annual renewal thereafter. These agreements provide for a base salary which is subject to annual increases based upon annual increases, if any, in the Consumer Price Index. The base salaries are $79,233 and $59,850 for Messrs. Coon and Mady, respectively. In addition to the base salary, the contracts provide for a commission based on the aggregate principal balance of wholesale residential mortgage loans originated by the Mortgage Banking Division and sold in the secondary market. The agreements further entitle the officers to earn incentive compensation based upon achievement of quantified goals related to the Bank's profitability.

401(K) PLAN

         The Board of Directors of the Bank approved a tax-deferred investment plan (the "401(k) Plan") effective January 1, 1994. All employees who work at least 250 hours per quarter and are at least 21 years of age may elect to participate in the 401(k) Plan once he or she has completed one year of service. Under the 401(k) Plan, a participating employee is given an opportunity to make an elective contribution under a salary deferral savings arrangement of up to a maximum of 15% of the participant's pre-tax compensation up to a maximum of $9,500 per year. Each such contribution is fully vested in the participant.

         In addition, the Bank may make a separate matching contribution in an amount based upon its annual profitability, which will be allocated proportionally among the participants and vested on a five year schedule. In 1996, Messrs. Anthony, Coon and Mady participated in the 401(k) Plan at 6.62%, 6.50% and 5.26% of their salaries respectively.

EMPLOYEE INCENTIVE SHARE OPTION PLAN

         On May 28, 1996, the Company's Shareholders approved the adoption of the American Bancshares, Inc. and American Bank of Bradenton Incentive Stock Option Plan of 1996 ("ISO Plan"). The ISO Plan is designed to qualify as an "incentive stock option plan" under Section 422 of the Code.

         The stated purpose of the ISO Plan is to aid the Company and its subsidiary Bank in securing and retaining key employees of outstanding ability by making it possible to offer them an increased incentive, in the form of a proprietary interest in the Common Shares of the Company, to join or continue in service of the Company or its subsidiary Bank, and to increase the welfare and success of the Company and its subsidiaries. Under the ISO Plan, the Board of Directors is authorized to grant options to purchase up to an aggregate of 150,000 Common Shares to key employees of the Company. Key employees who will be eligible to participate in the ISO Plan are defined to include any person in the regular full-time common law employment of the Company or any subsidiary as an executive or non-executive officer thereof, who in the opinion of the Board of Directors, is or is expected to be primarily responsible for the management, growth, or protection of some part or all of the business of the Company.

         The ISO Plan is administered by the Board of Directors and has the power and authority to administer, construe, and interpret the ISO Plan and to make rules for carrying it out and to make changes in such rules. The terms of each option granted under the proposed ISO Plan shall be as determined from time to time by the Board of Directors and shall be set forth in an Incentive Stock Option Agreement in the form attached as an exhibit to the ISO Plan and approved by the Board of Directors, subject to the limitations set forth in the ISO Plan.

         Except for options granted to 10% Shareholders, the exercise price of the options must not be less than the fair market value of the Company's Common Shares on the date of grant, as determined by the Board of Directors in conformity with Treasury regulations. In order for options granted to shareholders possessing more than 10% of the combined voting power of all classes of the Company's stock (or persons to whom such ownership is attributed on the date of the grant) to constitute incentive stock options, the exercise price of such options must not be less than 110% of such fair market value and must be exercised within five years from the date of grant. Options must be granted within ten (10) years from the date of adoption of the ISO Plan. Except for ISO options granted to 10% Shareholders, each option granted under the ISO Plan must be exercised, if at all, within ten (10) years from the date of grant, unless by their terms the options expire sooner. Options are cancelled three months following termination of employment, unless termination is due to death or permanent disability. Options must be exercised. The Board may impose additional or more restricted terms and conditions on the option.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank has had, and expects to have in the future, various loans and other banking transactions in the ordinary course of business with the directors, executive officers, and principal Shareholders of the Bank and the Company (or associate of such person). All such transactions: (i) have been and will be made in the ordinary course of business; (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time fo comparable transactions with unrelated persons; and (iii) in the opinion of management do not and will not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 1996 and 1995, the total dollar amount of extensions of credit to directors and executive officers identified above and principal Shareholders of the Company identified below, and their associates (excluding extensions of credit which were less than $60,000 to any one such person and their associates) were $5,963,312 and $5,468,304, respectively, which represented approximately 32% and 56%, respectively, of total shareholders' equity.

         Outside of normal customer relationships, none of the directors or officers of the Company, and no Shareholders holding over 5% of the Company's Common Stock and no corporations or firms with which such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or the Bank, other than such as arises by virtue of such position or ownership interest in the Company or the Bank.


        SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's outstanding Common Shares as of February 28, 1997, by: (i) each executive officer of the Company named in the Summary Compensation Table, (ii) all directors and executive officers of the Company as a group, and (iii) each person known to the Company to own beneficially more than 5% of its outstanding Common Shares. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all of the Common Shares owned by them.


                                                                                    CURRENT BENEFICIAL OWNERSHIP
                                                                                    ----------------------------
                                                                                     NUMBER               PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                                          OF SHARES (2)         OF CLASS(3)
----------------------------------------                                          -------------         -----------
Continuing Directors and Certain Executive Officers

J. Gary Russ.........................................................................   193,371 (4)         4.75%
    10902 Russ Road
    Myakka City, FL  34241
Samuel S. Aidlin.....................................................................    67,408 (5)         1.66%
    5079 Village Gardens
    Sarasota, FL  34234
Gerald L. Anthony....................................................................    16,479 (6)           *
Philip W. Coon.......................................................................       --                *
Ronald L. Larson.....................................................................    50,879 (7)         1.25%
    3001 Riverview Blvd.
    Bradenton, FL  34205
David R. Mady........................................................................       --                *
Timothy I. Miller....................................................................    41,229 (8)         1.01%
    3203 52nd Avenue Dr.
    Bradenton, FL  34207
Dan E. Molter........................................................................    50,335             1.23%
    7704 19th Avenue, N.W.
    Bradenton, FL  34209
Kirk D. Moudy........................................................................    23,500 (9)           *
    3711 Del Prado Blvd.
    Cape Coral, FL  33904
Lindell W. Orr.......................................................................     1,000               *
    2020 59th Street West
    Bradenton, FL  34209
Lynn B. Powell, III..................................................................    16,000               *
    553 Magellan
    Sarasota, FL  34243
Walter L. Presha.....................................................................    24,925               *
    880 33rd Street East
    Palmetto, FL  34221
R. Jay Taylor........................................................................       --                *
    932 5th Avenue West
    Palmetto, FL  34221
Edward D. Wyke.......................................................................    35,632               *
    219 32nd Street West
    Bradenton, FL  34205

All directors and executive officers as a group (18 persons).........................   522,961            12.85%

--------------
*Less than 1%
 (1) The business address for Messrs. Anthony, Coon, and Mady is 4702 Cortez Road, West, Bradenton, Florida 34210.
 (2) In accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within sixty days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "dispositive power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.
 (3) In calculating the percentage ownership for a given individual or group, the number of Common Shares outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days held by such individual or group, but are not deemed outstanding by any other person or group.
 (4) Includes 57,479 Common Shares owned by Russ Citrus Groves, Ltd., a Florida limited partnership in which Mr. Russ is the general partner; and, by reason of his position, Mr. Russ may be deemed the beneficial owner of these shares.
 (5) Includes 441 Common Shares held by Mr. Aidlin's spouse.
 (6) Includes 4,500 Common Shares held by Mr. Anthony's spouse and 920 Common Shares held by his stepson.
 (7) Includes 26,624 shares held by Mr. Larson's spouse as to which Mr. Larson disclaims beneficial ownership.
 (8) Includes 2,205 Shares held by Mr. Miller's spouse as to which Mr. Miller disclaims beneficial ownership.
 (9) Includes 23,500 Common Shares held by General Mortgage Corporation, of which Mr. Moudy is President and majority owner; and, by reason of his position and ownership, Mr. Moudy may be deemed the beneficial owner of these Shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Exchange Act of 1934, as amended ("Exchange Act"), all executive officers, directors, and persons who are the beneficial owner of more than 10% of the common stock of a company which files reports pursuant to Section 12 of the Exchange Act are required to report the ownership of such common stock, options, and stock appreciation rights and any changes in that ownership with the Securities and Exchange Commission (the "SEC"). Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to comply therewith during the fiscal year ended December 31, 1996. The Company believes that all of these filing requirements were satisfied by its executive officers, directors, and by the beneficial owners of more than 10% of the Common Shares, except that Gerald
L. Anthony, President of the Company, made two inadvertent late filings relating to the exercise of his Series B Warrants, Ronald L. Larson made one late filing in connection with the exercise of Series B Warrants jointly held with and exercised by his father, Lindell W. Orr made one late filing relating to his initial purchase of Common Shares, and Kirk D. Moudy made one late filing relating to a purchase of Common Shares. In making this statement, the Company has relied on copies of the reporting forms received by it or on the written representations from certain reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) were required to be filed under applicable rules of the SEC.


                            SHAREHOLDER PROPOSALS

         Eligible Shareholders who wish to present proposals for action at the 1998 Annual Meeting of Shareholders should submit their proposals in writing to the President of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the President no later than November 26, 1997 for inclusion in next year's proxy statement and proxy card. A Shareholder is eligible to present proposals if, at the time he or she submits the proposals, the Shareholder owns at least 1% or $1,000 in market value of Common Shares and has held such shares for at least one year, and the Shareholder continues to own such shares through the date of the 1998 Annual Meeting.

                              SOLICITATION COSTS

         The Company will bear the costs of preparing, assembling and mailing the Proxy Statement, the form of proxy, and the 1996 Annual Report to Shareholders in connection with the Annual Meeting. In addition to solicitation by use of mail, employees of the Company may solicit proxies personally or by telephone or telegraph, but will not receive additional compensation therefor. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the solicitation materials to beneficial owners and to obtain authorizations for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials to beneficial owners.

                                ANNUAL REPORT

         The Company's 1996 Annual Report for the fiscal year ended December 31, 1996, which includes financial statements, was mailed to Shareholders together with the Notice of 1997 Annual Meeting of Shareholders and Proxy Statement.

                                OTHER MATTERS

         At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting other than the proposals specifically set forth in the Notice of Annual Meeting and referred to herein. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

         The Company will provide without charge to any Shareholder upon written request, a copy of the Company's Annual Report on Form 10-KSB, including financial statements and schedules thereto, (without exhibits) for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission. All such requests should be delivered to Brian M. Watterson, Secretary, American Bancshares, Inc., 4702 Cortez Road West, Bradenton, Florida 34210.


                                              By Order of the Board of Directors



                                              BRIAN M. WATTERSON
                                                   Secretary
Bradenton, Florida
March 26, 1997

                                                                       EXHIBIT A

                          AMERICAN BANCSHARES, INC.

                     1997 NONQUALIFIED SHARE OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS


SECTION 1.   THE PLAN.

         1.1 ESTABLISHMENT OF THE PLAN. To attract qualified persons to serve as Directors and to encourage valued Directors to continue with the Company, the Company hereby establishes this Plan. The Plan permits the grant of Nonqualified Share Options in accordance with the terms and conditions set forth below. Unless otherwise defined, all capitalized terms have the meaning ascribed to them in Section 2.

         1.2 PURPOSE. The purpose of this Plan is to advance the interests of the Company and its shareholders by affording independent Directors with incentives that will promote the identification of their personal interests with the long term financial success of the Company and with growth in shareholder value. The Plan is intended to aid in attracting and retaining the services of qualified and knowledgeable independent Directors capable of furthering the future success of the Company by encouraging the ownership of Shares by such Directors and to provide an incentive for such independent Directors to continue to work for the best interest of the Company and its shareholders through its continuing ownership of Shares.

SECTION 2.    DEFINITIONS.

         As used in this Plan, unless the context otherwise requires, the following capitalized terms are defined as follows:

         2.1 "Board" or "Board of Directors" means the Board of Directors of the Company.

         2.2 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. Reference to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule, or regulation.

         2.3 "Company" means American Bancshares, Inc., a Florida corporation.

         2.4 "Date of Exercise" means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Section 7.2.

         2.5 "Date of Grant" means the date on which an Option is granted by the Board of Directors.

         2.6 "Director" means any person who is a member of the Board of Directors.

         2.7 "Employee" means any person who is an officer or full-time staff employee of the Company or any Subsidiary and who receives from it regular compensation, other than pension, retirement allowance, retainer, or fee under contract. An Employee does not include independent contractors or temporary employees.

         2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.9 "Exercise Period" means the period during which an Option may be exercised.

         2.10 "Exercise Price" means the purchase price for Shares under a Nonqualified Share Option, as determined in Section 6.3.

         2.11 "Fair Market Value" means the closing price of a Share as quoted on the National Association of Securities Dealers Automated Quotation System National Market, or such other national securities exchange or other inter-dealer quotation system on which the Shares are listed on the Date of Grant (as reported by the Wall Street Journal, or if not reported thereby, any other authoritative source selected by the Company). If the Shares are not listed on any national securities exchange or quoted on any inter-dealer quotation system, the Fair Market Value of a Share shall be determined by the Board pursuant to any reasonable method adopted by it in good faith for such purpose.

         2.12 "Non-Employee Director" shall have the meaning set forth in
Section 5 of this Plan.

         2.13 "Nonqualified Share Option" means the right to purchase Shares granted pursuant to this Plan, which right does not qualify under Section 422 of the Code.

         2.14 "Option" means a Nonqualified Share Option to purchase Shares granted under this Plan in accordance with the terms of Section 6.

         2.15 "Plan" means this American Bancshares, Inc., 1997 Nonqualified Share Option Plan for Non-Employee Directors adopted by the Board of Directors on March 18, 1997, effective upon the approval of the Company's Shareholders.

         2.16 "SEC" means the Securities and Exchange Commission.

         2.17 "Securities Act" means the Securities Act of 1933, as amended from time to time.

         2.18 "Shares" means the Company's common shares, par value $1.175 per share, and such other securities as may be substituted for a Share or such other securities pursuant to the adjustment provisions of Section 9.

         2.19 "Share Option Agreement" means the written agreement between the Company and a Director implementing the grant of an Option.

         2.20 "Subsidiary" means any corporation other than the Company organized under the laws of the United States, Canada, or any other jurisdiction that the Board designates, in an unbroken chain of corporations beginning with the Company if each corporation other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporation in such chain.

SECTION 3.   ADMINISTRATION OF THE PLAN.

         This Plan shall be administered by the Board of Directors. Subject to the express provisions of this Plan, the Board of Directors shall make all determinations and take all other actions necessary or deemed advisable for the administration of the Plan. In addition to any other powers, subject to the provisions of the Plan, the Board shall: (i) grant Options under the Plan; (ii) determine all questions as to eligibility; (iii) determine all provisions of each Share Option Agreement, which need not be identical; (iv) construe and interpret the provisions of the Plan and the Share Option Agreements; (v) establish, amend, or waive rules or regulations for the Plan's administration;
(vi) have the authority to accelerate the exercise of any Option; (vii) have the authority to amend the terms of previously granted Options so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Non-Employee Director is obtained with respect to any amendment that would be detrimental to the Non-Employee Director; (viii) require, whether or not provided for in the pertinent Share Option Agreement, of any person exercising an Option, at the time of such exercise, the making of any representations or agreements that the Board of Directors may deem necessary or advisable in order to comply with the securities laws of the United States or of any applicable jurisdiction; and, (ix) have the authority to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Any determinations or actions taken by the Board pursuant to this Section 3 and the interpretation and construction of any provision of the Plan by the Board is binding and final.

SECTION 4.   SHARES SUBJECT TO THE PLAN.

         4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 9, the maximum aggregate number of Shares that may be issued and sold pursuant to Options granted under this Plan shall not exceed 75,000 Shares. The Shares to be issued in connection with the exercise of an Option shall be made available, at the discretion of the Board of Directors, from either authorized but unissued Shares or Shares issued and thereafter reacquired by the Company.

         4.2 EXPIRATION OF OPTIONS. Shares issued upon the exercise of an Option granted pursuant to the Plan shall not again be available for the grant of an Option hereunder. If any Option granted under this Plan terminates, expires, or lapses for any reason without having been fully exercised, any unissued Shares that had been subject to the Share Option Agreement relating thereto again shall become available for the grant of other Options.

         4.3 DELIVERY OF SHARES AS PAYMENT. In the event a Non-Employee Director pays the Exercise Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future grants of Options under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option.

SECTION 5.   ELIGIBILITY

         The Board may grant Options only to Directors of the Company who are not otherwise Employees of the Company or any Subsidiary ("Non-Employee Directors"). Options granted at different times need not contain similar provisions.

SECTION 6.   SHARE OPTIONS.

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of this Plan, the Board of Directors may grant Nonqualified Share Options to Non-Employee Directors. Subject to Section 4.1, the Board has complete discretion in determining the number of Shares subject to Options granted to each

Non-Employee Director. Each Option granted shall be evidenced by minutes of a meeting or the written consent of the Board and by a Share Option Agreement.

         6.2 SHARE OPTION AGREEMENT. Each Option granted under this Plan shall be evidenced by a Share Option Agreement between the Company and the Option holder in accordance with Section 6.1 that specifies the Exercise Price, the Exercise Period, the number of Shares to which the Option pertains, any conditions imposed upon the exercise of the Options in the event of retirement, death, disability, or other termination of employment, and such other provisions and conditions as the Board may determine. Each Share Option Agreement shall clearly indicate that the Option is a Nonqualified Share Option.

         6.3 EXERCISE PRICE. The Exercise Price for the Shares to be issued pursuant to any Option shall be the Fair Market Value of the Shares on the Date of Grant, but in no event shall the price be less than the par value of the Shares.

         6.4 EXERCISE PERIOD. The Exercise Period of each Option granted shall commence on the Date of Grant and the expiration date shall be determined by the Board of Directors at the time of grant and shall be specified in the Share Option Agreement; provided, however, that no Option shall be exercisable after the tenth anniversary from the Date of Grant.

         6.5 TERMINATION OF OPTIONS. An Option granted under this Plan shall terminate as provided in the Share Option Agreement.

         6.6 NO RIGHTS AS SHAREHOLDER. No Non-Employee Director or transferee of an Option shall have any rights as a shareholder of the Company with respect to any Shares subject to an Option (including without limitation, rights to receive dividends, vote, or receive notice of meetings) prior to the purchase of such Shares by the exercise of such Option as provided in this Plan. No adjustment will be made for a cash dividend or other rights for which the record date precedes the Date of Exercise.

SECTION 7.    EXERCISE OF OPTIONS.

         7.1  EXERCISABILITY.   Options exercised under the Plan shall be
exercisable at such times and be subject to such restrictions and conditions as the Board shall determine, which need not be the same for all Non-Employee Directors.

         7.2 METHOD OF EXERCISE. Subject to the provisions of the Share Option Agreement, Options may be exercised in whole at any time, or in part from time to time with respect to whole Shares only, during the Exercise Period by the delivery to the Company of a written notice of intent to exercise the Option, in such form as the Board of Directors may prescribe, setting forth the number of Shares with respect to which the Option is to be exercised. The Exercise Price, which shall accompany the written notice of exercise, shall be payable to the Company in full (along with the taxes described in the last sentence of this Section 7.2) by the Non-Employee Director who, if so provided in the Share Option Agreement, may: (i) deliver cash in satisfaction of all or any part of the Exercise Price; (ii) deliver, or cause to be withheld from the Option, Shares valued at Fair Market Value on the Date of Exercise in satisfaction of all or any part of the Exercise Price, or (iii) any combination as cash and Shares, as the Board may determine. In addition to and at the time of payment of the Exercise Price, the Non-Employee Director shall pay to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Non-Employee Director resulting from such exercise.

SECTION 8.    NONTRANSFERABILITY OF THE OPTIONS.

         Except in the case of the death of a Non-Employee Director, neither the Option granted under the Plan nor any rights or interest in such Options may be sold, pledged, hypothecated, assigned, or otherwise disposed of or transferred by such Non-Employee Director. Except as permitted by the Board of Directors during the lifetime of the Non-Employee Director, the Options granted to a Non-Employee Director shall be exercisable only by him or her or, in the event of the Non-Employee Director's permanent and total disability as determined by the Board of Directors in accordance with applicable Company policies, by his or her legal representative.


SECTION 9.    CAPITAL ADJUSTMENTS.

         9.1 ADJUSTMENTS UPON MERGER, CONSOLIDATION, OR LIQUIDATION. If the Company is a party to any merger, consolidation, any purchase or acquisition of property or stock, or any separation, reorganization, liquidation, or the sale of all or substantially all of the assets of the Company, the Board of Directors (or, if the Company is not the surviving corporation, the board of directors of the surviving corporation) shall have the power to make arrangements, which shall be binding upon the holders of unexpired Options, for the substitution of new options for, or the assumption by another corporation of, any unexpired Options then outstanding hereunder.

         9.2 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If, while any Options are outstanding, by reason of a recapitalization, reclassification, combination of Shares, reverse stock split, share dividend, separation (including a spin-off), stock split, or other distribution in respect of such Shares, the number of outstanding Shares of the Company are increased, decreased, changed into, or been exchanged for a different number or kind of shares, or if additional shares or new and different shares are distributed in respect of such Shares, the Board of Directors in its sole discretion may make an appropriate and proportionate adjustment in the Exercise Prices of the outstanding Options and in the number and class of shares subject to each outstanding Option.

         9.3 ADJUSTMENT TO NUMBER OF SHARES. In the event of a transaction of the type described in Section 9.1 and 9.2 of this Plan, the total number of Shares pursuant to which Options may be granted under this Plan shall be appropriately adjusted by the Board of Directors.

         9.4 FRACTION SHARES DUE TO ADJUSTMENTS. If any adjustment made pursuant to Section 9.1 or 9.2 of this Plan would result in the possible issuance of fractional Shares under any then outstanding Options, the Board of Directors may adjust the outstanding Options so as to eliminate the fractional Shares.

SECTION 10.   AMENDMENT, MODIFICATION, OR TERMINATION OF PLAN.

         The Board, by resolution, shall have the power at any time to amend, modify, suspend, or terminate the Plan with respect to any Shares as to which Options have not been granted; provided, however, that no such action of the Board without approval of the shareholders of the Company shall increase the number of Shares subject to the Plan except as contemplated by Section 9 of the Plan. Notwithstanding the foregoing, without the consent of the affected Non-Employee Director, no such termination, amendment, or revision to the Plan shall adversely alter, impair, or affect any rights or obligations of such Non-Employee Director under any Option previously issued or granted.

SECTION 11.   MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS.

         Subject to the terms and conditions, and within the limitations, of the Plan, the Board may modify, extend, or renew outstanding Options, or accept the surrender of outstanding Options (to the extent not theretofore exercised) granted under the Plan or any other plan of the Company, a Subsidiary, or any corporation or entity acquired by the Company or a Subsidiary, and authorize the granting of new Options pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Options may specify a lower exercise price or a longer term than the surrendered Options or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing provisions of this Section 11, no modification of an Option granted under the Plan shall, without the consent of the affected Non-Employee
Director, alter or impair the Non-Employee Director's rights or obligations.

SECTION 12.   CONDITIONS FOR ISSUANCE OF SHARES.

                  (a) No Shares shall be issued or transferred upon exercise of any Option under this Plan unless and until all legal requirements applicable to the issuance or transfer of such Shares and such other requirements as are consistent with the Plan and the Share Option Agreement have been complied with to the satisfaction of the Board, including without limitation those requirements described in this Section 12 hereof.

                  (b) The Company shall not be required to issue or deliver any certificate for Shares purchased upon the exercise of any Option granted hereunder or any portion thereof prior to receipt from the Non-Employee Director of the following representations, warranties, and covenants:

                           (i)      That the Shares subject to the Options are
being acquired in good faith solely for his or her own personal account, for investment purposes only, and not with an intent or a view to resale or distribution within the meaning of Section 2(11) of the Securities Act;

                           (ii)     That the Non-Employee Director understands
and acknowledges that the Shares to be issued upon exercise of such Option will not have been registered under the Securities Act or the securities laws of any other jurisdiction, and are being offered and sold to the Non-Employee Director in reliance on an exemption from registration under such securities laws and the rules and regulations promulgated thereunder;

                           (iii)    That the Non-Employee Director agrees that
each certificate representing Shares to be issued upon exercise of such Option shall bear the following legend:

                  "The shares of American Bancshares, Inc., represented by this Certificate may not be offered, sold, assigned, pledged, hypothecated, or otherwise disposed of or transferred except pursuant to a registration statement declared effective under the Securities Act of 1933 (the "Securities Act") or pursuant to any exemption from registration under the Securities Act, the availability of which shall be established to the satisfaction of the Company."

                           (iv)     That the Non-Employee Director will not
sell, assign, pledge, hypothecate, or otherwise dispose of or transfer the Shares to be issued upon exercise of such Option except as permitted by this Plan and except pursuant to an effective registration statement filed under the Securities Act and the securities laws of all other applicable jurisdictions, or pursuant to an opinion of counsel in a form satisfactory to the Company that the proposed transaction is exempt from such registration under the Securities Act and all other applicable jurisdictions; and

                      (v) Any other representation, warranty, or covenant that, in the opinion of counsel for the Company, is required, necessary or advisable to be made by such Non-Employee Director under the Securities Act and the securities laws of any other applicable jurisdictions, and the rules and regulations promulgated thereunder.

                  (c) The Company will not be obligated to issue and deliver Shares pursuant to the Plan if counsel for the Company determines that such issuance and delivery of the Shares would violate any rule or regulation of any securities exchange or inter-dealer quotation system on which the Shares are then traded or quoted, or violates any law, including, without limitation, the Securities Act, the Exchange Act, applicable state securities and blue sky laws, and the rules and regulations promulgated thereunder. In connection with any Share issuance or transfer, the person acquiring the Shares should, if requested by the Company, give assurances satisfactory to counsel to the Company with regard to such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obligated to take any action in order to permit exercise of any Option under the Plan or the transfer of the underlying Shares.

                  (d) The Company, in its discretion, may postpone the issuance and delivery of Shares upon the exercise of any Option until completion of any registration or qualification of such Shares under any federal or state laws, or any applicable securities exchange or inter-dealer quotation system rules and regulations, as the Company may consider appropriate. The Company is not obligated to register or qualify the Shares under federal or state securities laws. The Board may require that prior to the issuance or transfer of any Shares upon exercise of an Option, the restriction on subsequent disposition that the Board or the Company deems necessary or advisable under any applicable federal or state securities laws.

SECTION 13.       EFFECTIVENESS OF THE PLAN.

         The Plan shall become effective immediately for all purposes on the date that it has received approval and adoption by both the Board of Directors and the shareholders of the Company.

SECTION 14.       TERM OF THE PLAN.

         Unless sooner terminated by the Board pursuant to Section 10 hereof, this Plan shall terminate then (10) years from its effective date and no Options may be granted after termination. The Board of Directors may terminate this Plan at any time. The termination shall not affect the validity of any Option outstanding on the date of termination.

SECTION 15.       INDEMNIFICATION OF THE BOARD OF DIRECTORS.

         In addition to such other rights of indemnification as they may have as Directors, the members of the Board of Directors shall not be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their administration of and responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Board of Directors against any claim, loss, damage, or reasonable expense, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted or issued hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

SECTION 16.       GENERAL PROVISIONS.

         16.1 LIMITATION ON LEGAL RIGHTS. The establishment of the Plan shall not confer upon any Non-Employee Director any legal or equitable right against the Company, except as expressly provided in the Plan.

         16.2 NOT A CONTRACT OF EMPLOYMENT. Neither this Plan nor any Share Option Agreement constitute an inducement or consideration for the service of any Director, nor are there contracts between the Company and any Director. Participation in the Plan shall not give a Director any right to be retained in the service of the Company or any of its Subsidiaries, nor shall anything in this Plan affect the right of the Company or any of its subsidiaries to terminate the Director with or without cause.

         16.3 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other share option or incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation for Directors of the Company or any of its Subsidiaries.

         16.4 ASSUMPTION BY THE COMPANY. The Company or its Subsidiaries may assume options, warrants, or rights to purchase shares issued or granted by other companies whose shares or assets shall be acquired by the Company or its Subsidiaries or which shall be merged into or consolidated with the Company or its Subsidiaries. The adoption of this Plan shall not be taken to impose any limitations on the powers of the Company or its Subsidiaries or affiliates to issue, grant, or assume options, warrants, rights, or restricted shares, otherwise than under this Plan, or to adopt other share option or restricted share plans or to impose any requirements of shareholder approval upon the same.

         16.5 CREDITORS. The interests of any Director under this Plan is not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

         16.6 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

         16.7 SINGULAR, PLURAL; GENDER. Whenever used in this Plan, nouns in the singular shall include the plural, and vice versa, and the masculine pronoun shall include the feminine gender.

         16.8 HEADINGS. Headings to the Sections and subsections are included for convenience and reference and do not constitute part of the Plan.

         16.9 GOVERNING LAW. The Plan shall be governed, construed, and administered in accordance with the laws of the State of Florida.


Date Approved by Board of Directors:  March 18, 1997

                          AMERICAN BANCSHARES, INC.


                     NONQUALIFIED SHARE OPTION AGREEMENT
                     FOR 1997 NON-EMPLOYEE DIRECTORS PLAN


         NONQUALIFIED SHARE OPTION AGREEMENT (this "Agreement"), made on the ___ day of __________________, 19___, by and between AMERICAN BANCSHARES, INC., a Florida corporation (the "Company") and _________________ (the "Grantee").

         1. GRANT OF OPTION. Subject to terms and conditions of this Agreement and those set forth in the American Bancshares, Inc. 1997 Nonqualified Share Option Plan for Non-Employee Directors (the "Plan"), the Company, with the approval and at the direction of its Board of Directors, hereby grants to Grantee an option (the "Option") to purchase a total of _________ (_____________) common shares, $1.175 par value per share, of the Company (the "Shares"), at the price set forth in this Agreement. The Shares that may be purchased upon the exercise of the Option are sometimes referred to in this Agreement as the "Option Shares". Capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Plan. The Option is intended to be a nonstatutory option and not an incentive share option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         2. EXERCISE PRICE. The Exercise Price of the Option is $_______ per Option Share.

         3.   EXERCISE PERIOD. Termination of Option.

                  (a) EXERCISE PERIOD. The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant ("Exercise Period").

                  (b) TERMINATION. Except as provided in Section 3(c) of this Agreement, a Grantee's Option shall not expire or terminate by virtue of his or her termination of service as a member of the Board of Directors. If a Grantee should die while serving on the Board of Directors of the Company, a Subsidiary, or any successor, the person to whom the Grantee's rights hereunder pass by will or the laws of descent and distribution may exercise the Option at anytime during the Exercise Period of this Agreement for any of the Option Shares not previously exercised during the Grantee's lifetime.

                 (c) TERMINATION OF DIRECTORSHIP FOR CAUSE. If the Grantee is removed from the Board of Directors for cause (as that term is used under the Florida Business Corporation Act) and ceases to be a Director, the right of the Grantee to exercise such Option or part thereof under this Agreement shall immediately terminate upon such removal and all rights thereunder shall cease.

         4.   METHOD OF EXERCISE.

                  (a) NOTICE OF EXERCISE. In order to exercise any portion of this Option, the Grantee shall notify the Company in writing of the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such notice shall be delivered to the Secretary of the Company and shall be accompanied with the Exercise Price payable in the manner set forth in Section 4(b) below. The date specified in Grantee's notice as the date of exercise of the Option shall be deemed to be the Date of Exercise; provided, that, such date is at least five (5) days after the giving of such notice and that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Otherwise, the Date of Exercise shall be the date on which all conditions for issuance of Option Shares have been satisfied and such Option Shares have been issued by the Company. The certificate or certificates for Shares as to which the Option has been exercised shall be registered in the name of the Grantee.

                  (b) PAYMENT OF EXERCISE PRICE. The Exercise Price for the Option Shares to be purchased upon exercise of an Option, in whole or in part, shall be paid to the Company in full on or before the Date of Exercise. The Exercise Price may be paid: (i) in cash (U.S. dollars) by the Grantee, (ii) through the surrender of previously acquired Shares, or causing Option Shares to be withheld from the Option, valued at the Fair Market Value on the Date of Exercise, in satisfaction of all or any part of the Exercise Price, (iii) with the prior written consent of the Board, any combination of the foregoing.

                  (c) FAILURE TO PAY OR ACCEPT DELIVERY. If the Grantee fails to pay for any of the Option Shares specified in its notice to exercise or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by the Board.

         5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Option Shares upon such exercise or the method of payment of consideration for such Option Shares would constitute a violation of any applicable federal or state securities law or any other law or regulation. As a condition to the exercise of this Option, the Company may require the Grantee to make any representation or warranty to the Company at the time of exercise of the Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including those representations and warranties set forth in Section 12(b) of the Plan. Accordingly, the share certificates for the Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

         6. NON-TRANSFERABILITY OF OPTION. Except as otherwise provided by the Plan, this Option may be exercised during the lifetime of the Grantee only by the Grantee and may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this Option shall be binding upon the executors, administrators, heirs, and successors of the Grantee.

         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. In the event of changes in the capitalization or organization of the Company, or if the Company is a party to a merger or other corporate reorganization, the number of Shares covered by this Option shall be adjusted in accordance with the provisions of Section 9 of the Plan.

         8. TERM OF OPTION. Unless modified, extended, or renewed in accordance with Section 11 of the Plan, this Option may not be exercised after the expiration of the Exercise Period and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         9. AMENDMENT OF OPTION. The Board of Directors may amend the Option and Plan at anytime, subject only to the limitations set forth in Sections 10 and 11 of the Plan and by applicable law.

         10. NOT EMPLOYMENT OR CONSULTING CONTRACT.  Nothing in this
Agreement or in the Plan shall confer upon the Grantee any right to continue in the employ or service of the Company (or continue as a consultant of the Company). This is not an employment or consulting contract.

         11. INCOME TAX WITHHOLDING. The Grantee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, state or local laws as a result of the exercise of this Option. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the exercise of this Option, the Grantee agrees to pay the

Company the amount of any such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Grantee is an employee of the Company at that time.

         12. NOTICE. Any notice to the Company provided for in this Agreement shall be delivered to the Secretary of the Company at the executive offices located at 4702 Cortez Road West, Bradenton, Florida 34210, and any notice to the Grantee shall be delivered to the Grantee at the current address shown on the records of the Company. Any notice shall be deemed to be duly given (i) three business days after deposit into the U.S. Mails by registered or certified mail if and when properly addressed, postage prepaid, or (ii) on the date delivered if and when hand delivered to the appropriate address as determined above.

         13. INCORPORATION BY REFERENCE. The Option is granted, and the Option Shares will be issued, pursuant to the Plan, the terms and conditions of which are incorporated herein by reference, and the Options and this Agreement shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

         14. GOVERNING LAWS. The validity, construction, interpretation, and effect of this Agreement shall be governed by and determined in accordance with the laws of the State of Florida.


DATE OF GRANT: _____________________, 19__

                                      AMERICAN BANCSHARES, INC.
                                      a Florida corporation


                                      By:
                                         ---------------------------------------
                                            Gerald L. Anthony, President


         The Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan.


Dated:                                      GRANTEE
      ------------------------

                                            ------------------------------------

                                                                        APPENDIX

                          AMERICAN BANCSHARES, INC.

                ANNUAL MEETING OF SHAREHOLDERS, APRIL 30, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of Common Shares of American Bancshares, Inc., a corporation organized under the laws of the state of Florida, does hereby appoint J. Gary Russ and Gerald L. Anthony, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the Common Shares of American Bancshares, Inc. that the undersigned held of record at 5:00 p.m., Eastern Standard Time, on March 21, 1997, at the Annual Meeting of Shareholders of American Bancshares, Inc. to be held at 4801 Cortez Road West, Bradenton, Florida 34210 on April 30, 1997 at 10:00 a.m., local time, or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:


         1.       ELECTION OF DIRECTORS

                  Nominees:  J. Gary Russ, Gerald L. Anthony, Samuel S. Aidlin,
                  Ronald L. Larson, Timothy I. Miller, Dan E. Molter, Kirk D.
                  Moudy, Lindell Orr, Lynn B. Powell, III, Walter L. Presha,
                  R. Jay Taylor, Edward D. Wyke

         |_|      FOR ALL NOMINEES LISTED ABOVE                        |_|  WITHHOLD AUTHORITY TO VOTE FOR
                  (except as marked to the contrary below)                        ALL NOMINEES LISTED ABOVE


         (Instructions: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)



         2.       Approve and adopt the 1997 Nonqualified Stock Option Plan for Non-Employee Directors.

                           |_| FOR          |_|  AGAINST               |_| ABSTAIN

         3.       Ratify the appointment of Coopers & Lybrand L.L.P. as the Company's auditors for the 1997 fiscal year.

                           |_| FOR          |_|  AGAINST               |_| ABSTAIN

         4.       In their discretion, on such other business as may properly come before the meeting.

                                          (Please Sign and Date on Reverse Side)

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


                         (Continued from other side)

                       PLEASE SIGN AND RETURN PROMPTLY.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR THE RATIFICATION OF THE COMPANY'S
AUDITORS.

PLEASE ENTER THE NUMBER OF SHARES OF AMERICAN BANCSHARES, INC. COMMON SHARES YOU
OWN:_____________
(Please sign, date, and return this proxy form exactly as your name or names appear below whether or not you plan to attend the meeting.)

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
                                                                           |_|  I plan to attend the Annual Meeting.
                                                                           |_|  I do not plan to attend the Annual Meeting.

                                                              Date:                                                  , 1997
                                                                   --------------------------------------------------

                                                              Signature(s):

                                                                          -------------------------------------------------

                                                                          -------------------------------------------------

                                                                          -------------------------------------------------
                                                                                Title or Authority (if applicable)

                                                              Please sign your name here exactly as it appears hereon.  Joint owners should each sign.  When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similiar capacity, so indicate.  If the owner is a corporation, an authorized officer should sign for the corporation and state his title.  This proxy shall be deemed valid for all shares held in all capacities that are held by the signatory.

